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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): April 8, 2002


                               ORACLE CORPORATION
             (Exact name of registrant as specified in its charter)

                         Commission file number 0-14376

                 Delaware                                94-2871189
     (State or other jurisdiction of                  (I.R.S. Employer
      incorporation or organization)                 Identification No.)


                               500 Oracle Parkway
                         Redwood City, California 94065
          (Address of principal executive offices, including zip code)

                                 (650) 506-7000
              (Registrant's telephone number, including area code)

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Item 4. Changes in Registrant's Certifying Accountant.

     On April 8, 2002, Oracle Corporation (the "Company") dismissed its independent auditors, Arthur Andersen LLP ("AA") and engaged the services of Ernst & Young LLP ("E&Y") as its new independent auditors for its current fiscal year, ending May 31, 2002. The Company's Finance and Audit Committee of the Board (the "Audit Committee") authorized the dismissal of AA and the engagement of E&Y.

     In deciding to select E&Y, the Audit Committee reviewed auditor independence issues raised by commercial relationships the Company has with the other "Big Five" accounting firms. With respect to E&Y, which has no commercial relationship with the Company that would impair its independence, the Audit Committee considered the special circumstances involving Jennifer Minton, the Company's principal accounting officer, who is married to a partner in E&Y's life sciences practice. This E&Y partner (a) is not part of the audit engagement team; (b) is not in the chain of command relative to the audit engagement; (c) has not and will not render non-audit services to Oracle; and (d) is not a partner in the same office as the primary engagement partner on the Oracle account. The Audit Committee sought and obtained assurances that this relationship does not impair E&Y's independence, and E&Y has agreed to follow stringent procedures specified by the Audit Committee to ensure that E&Y will maintain its independence.

     During the two most recent fiscal years of the Company ended May 31, 2001, and the subsequent interim period through April 8, 2002, there were no disagreements between the Company and AA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to AA's satisfaction, would have caused AA to make reference to the subject matter of the disagreement in connection with its reports; and there were no reportable events described under Item 304(a)(1)(v) of Regulation S-K.

     The audit reports of AA on the consolidated financial statements of the Company as of and for the fiscal years ended May 31, 2000 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. A letter from AA is attached hereto as Exhibit 16.1, indicating its concurrence with the disclosures in this and the preceding paragraph.

     During the two most recent fiscal years of the Company ended May 31, 2001, and the subsequent interim period through April 8, 2002, the Company did not consult with E&Y regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

    (c) Exhibits.

        Exhibit
        Number                           Description

        16.1 Letter of Arthur Andersen LLP regarding change in independent auditor.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Date: April 10, 2002                  Oracle Corporation

                                      By: /s/ Jeffrey O. Henley

                                          Jeffrey O. Henley
                                          Executive Vice President and
                                          Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit
Number                         Description

16.1 Letter of Arthur Andersen LLP regarding change in independent auditor.